SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 2
TO
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 17, 2003

eXegenics Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	00-26078 (Commission File Number)	75-2402409 (I.R.S. Employer Identification No.)

2110 Research Row
Dallas, Texas 75235

(Address of principal executive
offices including zip code)

(214) 358-2000

(Registrant’s telephone number,
including area code)

N.A.

(Former name or former address, if changed since last report)

Item 4. Changes in Registrant’s Certifying Accountant.

As previously reported, on September 17, 2003, eXegenics Inc. (the “Registrant”) was advised by Ernst & Young LLP (“E&Y”) that E&Y was resigning as the Registrant’s independent auditor.

On November 11, 2003, based upon the recommendation of the Registrant’s Audit Committee and the approval of the Registrant’s Board of Directors, the Registrant engaged BDO Seidman, LLP as the Registrant’s independent auditor for the fiscal year ended December 31, 2003.

During the fiscal years ended December 31, 2001 and 2002 and the subsequent interim period through November 11, 2003, BDO Seidman, LLP was not engaged as the Registrant’s principal accountant to audit the Registrant’s financial statements nor was it consulted regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 5. Other Events and Regulations FD Disclosure.

On November 12, 2003, the Registrant issued a press release announcing the engagement of BDO Seidman, LLP. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Exhibits

99.1  Press Release of eXegenics Inc., dated November 12, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eXegenics Inc. (Registrant)

Dated:	November 12, 2003	By:	/s/ Ronald L. Goode Ronald L. Goode Chairman, President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release of eXegenics Inc., dated November 12, 2003.